UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 15, 2012

Date of Report (Date of earliest event reported)

Boeing Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10795	95-2564584
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

500 Naches Ave. SW, 3rd Floor, Renton, WA		98057
(Address of Principal Executive Offices)		(Zip Code)

(425) 965-4000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Extension of Termination Dates of Credit Agreements

On November 10, 2011, The Boeing Company (“Boeing”) entered into (1) a $2.3 billion, 364-day revolving credit agreement (the “364-Day Credit Agreement”) and (2) a $2.3 billion, five-year revolving credit agreement (the “5-Year Credit Agreement” and, together with the 364-Day Credit Agreement, the “Credit Agreements”), in each case with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as joint lead arrangers and joint book managers, JPMorgan Chase Bank, N.A. as syndication agent, Citibank, N.A. (the “Agent”) as administrative agent, and a syndicate of lenders as defined in the respective Credit Agreement. On October 15, 2012, the Agent notified Boeing that the lenders have agreed to Boeing’s request to extend each Credit Agreement for an additional 364 days (one year, in the case of the 5-Year Credit Agreement) pursuant to the terms of the respective agreements. The 364-Day Credit Agreement is now scheduled to terminate on November 7, 2013, subject to Boeing’s right to, following payment of additional fees, convert outstanding borrowings into term loans with a maturity date of November 7, 2014. The 5-Year Credit Agreement is now scheduled to terminate on November 10, 2017. The Credit Agreements are otherwise subject to the same terms and conditions as previously disclosed in Boeing Capital Corporation’s Form 8-K dated November 10, 2011.

Boeing Capital Corporation (“BCC”) remains a designated subsidiary borrower under the 364-Day Credit Agreement and under the 5-Year Credit Agreement. As previously disclosed in BCC’s Form 8-K dated November 10, 2011, pursuant to a letter agreement dated as of November 10, 2011 between BCC and Boeing, BCC has been given exclusive access by Boeing to $750 million of the $2.3 billion revolving credit line under the 364-Day Credit Agreement and to $750 million of the $2.3 billion revolving credit line under the 5-Year Credit Agreement. Any borrowings under the 364-Day Credit Agreement or the 5-Year Credit Agreement by BCC will be guaranteed by Boeing. The terms and conditions of the borrower subsidiary letters and the letter agreement between BCC and Boeing are as previously disclosed in BCC’s Form 8-K dated November 10, 2011.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOEING CAPITAL CORPORATION

By:	/s/ Kelvin E. Council

Kelvin E. Council
Vice President and Chief Financial Officer

Dated: October 17, 2012